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                                                                   EXHIBIT 10.30

                           HEALTH FITNESS CORPORATION
                COMPENSATION ARRANGEMENTS FOR EXECUTIVE OFFICERS
                              FOR FISCAL YEAR 2005

     The Health Fitness Corporation Compensation and Human Capital Committee set the 2006 fiscal year base salaries for the named executive officers as set forth below. In addition, the executive officers may participate in our 401(k) plan, employee stock purchase plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements.

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                                                          2006 ANNUAL
                                                              BASE
EXECUTIVE OFFICER AND TITLE                                  SALARY
---------------------------                               -----------
Jerry V. Noyce                                            $275,000
   Chief Executive Officer and President

Wesley W. Winnekins                                       $180,000
   Chief Financial Officer and Treasurer

Jeanne C. Crawford                                        $145,000
   Vice President, Human Resources and Secretary

James A. Narum                                            $134,000
   National Vice President of Account Services, Fitness
   Management

David Hurt                                                $127,000
   National Vice President of Account Services, Fitness
   Management

Katherine Hamlin                                          $130,000
   National Vice President of Account Services, Health
   Management

Brian Gagne                                               $142,000
   Vice President, Program Services

Michael Seethaler                                         $140,000
   National Vice President, Business Development

Ralph Colao                                               $130,000
   Vice President, Health Management Consulting

Michael Zdychnec                                          $168,000
   Vice President, Marketing

John F. Ellis                                             $162,000
   Chief Information Officer

Peter A. Egan                                             $162,000
   Chief Science Officer
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